Servicing Activities and Mortgage Servicing Rights Sensitivity Analysis (Details) (Mortgage Servicing Rights [Member], Residential Mortgage [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Mortgage Servicing Rights [Member] | Residential Mortgage [Member]
Prepayment Rate [Abstract]
10% adverse rate change	$ 22,941	$ 23,100
20% adverse rate change	44,156	44,232
Discount Rate [Abstract]
10% adverse rate change	19,303	12,696
20% adverse rate change	$ 37,294	$ 24,539